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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                    September 13, 2001 (September 10, 2001)



                                LENDINGTREE, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                                              25-1795344
          --------                                              ----------
(State or other jurisdiction          000-29215              (I.R.S. Employer
    of incorporation)           Commission File Number    Identification Number)



11115 RUSHMORE DRIVE
CHARLOTTE NC                                                    28277
-------------                                                   -----
(Address of principal executive offices)                        (Zip code)


                                 (704) 541-5351
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS


        On September 10, 2001 LendingTree, Inc., announced results of a third-party brand tracking study conducted for LendingTree by Boston-based Chadwick Martin Bailey, Inc. The study, which was conducted in June 2001, measured Total Brand Awareness* both nationally and within major metropolitan areas among adults 18-54 for brands competing within the online lending market. The results show that the LendingTree brand enjoys 59 percent Total Brand Awareness among adults nationwide, and that Total Brand Awareness among frequent Internet users in major metropolitan markets is 70 percent. These numbers are more than 2.5 times the awareness levels of direct online competitors and exceed the nation's top retail banks included in the study. See Exhibit 99, herein, for further details.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired - Not Applicable

(b)      Pro forma financial information - Not Applicable

(c)      Exhibits


         99 Press Release of LendingTree, Inc. September 10, 2001 announcing results of a brand awareness study.


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SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           LENDINGTREE, INC.


Date:   September 13, 2001                 By:  /s/ Keith B. Hall
        ------------------                      -----------------
                                           Keith B. Hall, Senior Vice President,
                                           Chief Financial Officer and Treasurer


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